UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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RegeneRx Biopharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Allan L. Goldstein, Ph.D.
Chairman and Chief Scientific Officer
June 1, 2010
Dear Fellow Stockholder:
You are cordially invited to attend the 2010 Annual Meeting (the “Meeting”) of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the “Company”), to be held at 11:00 a.m., Eastern Daylight Time, on Wednesday, July 14, 2010, at the offices of Cooley LLP, One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, VA 20190.
An important aspect of the Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon: (i) the election of five directors of the Company, (ii) the ratification of the appointment of Reznick Group, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2010 and (iii) approval of the 2010 Equity Incentive Plan.
The Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each of the Board of Directors’ nominees as directors specified under Proposal 1; “FOR” the ratification of the appointment of the independent registered public accounting firm specified under Proposal 2; and “FOR” the adoption of the 2010 Equity Incentive Plan under Proposal 3.
I encourage you to attend the Meeting in person. Whether or not you plan to attend, please vote your shares and sign, date and return the proxy mailed to you, or vote over the telephone or the Internet as instructed in these materials. as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.
Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. I want to express my appreciation for your confidence and support.
Very truly yours,

Allan L. Goldstein, Ph.D.
Chairman of the Board
RegeneRx Biopharmaceuticals, Inc. | 15245 Shady Grove Road, Suite 470, Rockville, MD 20850
PHONE 301.208.9191 | FAX 301.208.9194 | WEB www.regenerx.com

REGENERX BIOPHARMACEUTICALS, INC.
15245 Shady Grove Road, Suite 470
Rockville, Maryland 208150
(301) 208-9191
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 14, 2010
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, July 14, 2010 at 11:00 a.m. local time at the offices of Cooley LLP, One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, VA 20190, for the following purposes:
1.	To elect the Board’s five nominees for director to serve until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualified.
2.
To ratify the selection by the Audit Committee of the Board of Directors of Reznick Group, P.C. (“Reznick”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.

3.	To approve the Company’s 2010 Equity Incentive Plan.
4.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is May 24, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Allan L. Goldstein, Ph.D.
Chairman of the Board
Bethesda, Maryland
June 1, 2010
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy that we may mail to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

REGENERX BIOPHARMACEUTICALS, INC.
15245 Shady Grove Road, Suite 470
Rockville, Maryland 208150
(301) 208-9191
PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
July 14, 2010
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about June 1, 2010 to all stockholders of record entitled to vote at the annual meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after June 11, 2010.
How do I attend the annual meeting?
The meeting will be held on Wednesday, July 14, 2010 at 11:00 a.m. local time at the offices of Cooley LLP, One Freedom Square, Reston Town Center, 16th Floor, 11951 Freedom Drive, Reston, Virginia 20190. Directions to the annual meeting may be found at:
http://www.cooley.com/about/office_detail.aspx?OfficeID=000036907003.
Information on how to vote in person at the annual meeting is discussed below.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on May 24, 2010 will be entitled to vote at the annual meeting. On this record date, there were 71,906,828 shares of Common Stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on May 24, 2010 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return a proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on May 24, 2010 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?
There are three matters scheduled for a vote:
•	Election of five directors;
•	Ratification of the selection of Reznick Group, P.C., or Reznick, by our Audit Committee as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and
•	Approval of our 2010 Equity Incentive Plan.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy over the telephone, vote by proxy on the Internet or vote by proxy using a proxy card that you may request as set forth above or that we may deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.
•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.
•
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern time on July 13, 2010 to be counted.

•
To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern time on July 13, 2010 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of May 24, 2010.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all five nominees for director, “For” the ratification of the appointment of Reznick as our independent registered public accounting firm for the year ending December 31, 2010 and “For” approval of the 2010 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on the proxy card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy or revoke my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or on the Internet.
•	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 15245 Shady Grove Road, Suite 470, Rockville, Maryland 20850.
•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by February 1, 2011, to the Company’s Secretary at 15245 Shady Grove Road, Suite 470, Rockville, Maryland 20850. If you wish to bring a matter before the stockholders at next year’s annual meeting outside of our proxy materials and you do not notify us before April 17, 2011, for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter. If you wish to nominate a director for election at next year’s annual meeting, any such nomination shall be made by notice, in writing, to the Company’s Secretary not less than 14 days, nor more than 50 days, prior to the meeting. You are also advised to review our bylaws, which contain additional requirements about advance notice of director nominations.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, shareholder proposals and, for the first time under a recent amendment to the NYSE rules, elections of directors, even if not contested. Even though we are listed on the NYSE Amex stock exchange, the NYSE rules apply to brokers who are NYSE members voting on matters being submitted to stockholders at our annual meeting.
How many votes are needed to approve each proposal?
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For the election of directors, the five nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•
To be approved, Proposal No. 2, the ratification of the appointment of Reznick as our independent registered public accounting firm for the year ending December 31, 2010, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•
To be approved, Proposal No. 3, the approval of the 2010 Equity Incentive Plan, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 71,906,828 shares outstanding and entitled to vote. Thus, the holders of 35,953,415 shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s Board of Directors currently consists of six directors. The Board of Directors has approved a reduction in the authorized size of the board from six members to five members, effective as of the conclusion of the annual meeting. As a result, there are five nominees for director this year. One of our current directors, Richard J. Hindin, has not been nominated for re-election at the annual meeting, and his term will expire at that time. Each director to be elected and qualified will hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. It is the Company’s policy to encourage nominees for directors to attend the Annual Meeting. Four of our six current directors attended the 2009 Annual Meeting of Stockholders.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares may be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
Nominees
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the board to recommend that person as a nominee for director, as of the date of this proxy statement. Ages are as of May 24, 2010.
We seek to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge. financial expertise and high-level management experience necessary to oversee and direct our business. To that end, our board intends to maintain membership of directors who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that we view as critical to effective functioning of the board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the board to believe that the director should serve on the board.

			Director
Name	Age	Principal Occupation/Position Held	since

Allan L. Goldstein	72	Former Chairman, Department of Biochemistry and Molecular Biology, The George Washington University School of Medicine and Health Sciences; Founder, Chairman of the Board and Chief Scientific Advisor	1982

J.J. Finkelstein	58	President, Chief Executive Officer and Director	2002

Joseph C. McNay	76	Chairman, Chief Investment Officer and Managing Principal, Essex Investment Management Company	1987

Mauro Bove	55	Head of Corporate and Business Development and Director, Sigma-Tau Finanziaria S.p.A and certain of its affiliates	2004

L. Thompson Bowles	78	Retired, former thoracic surgeon and former Dean of Medicine and Professor of Surgery, The George Washington University School of Medicine and Health Sciences	2006

Dr. Goldstein has served as the Chairman of our Board of Directors and our Chief Scientific Advisor since he founded our company in 1982. Dr. Goldstein has been a Professor of Biochemistry since 1978 and served as Chairman of the Department of Biochemistry and Molecular Biology at the George Washington University School of Medicine and Health Sciences until 2009. Dr. Goldstein is a recognized expert in the field of immunology and protein chemistry, having authored over 430 scientific articles in professional journals. He is also the inventor on over 25 issued and/or pending patents in biochemistry, immunology, cardiology, cancer and wound healing. Dr. Goldstein discovered several important compounds, including Ta1, which is marketed worldwide, and Tb4, which is the basis for RegeneRx’s clinical program. Dr. Goldstein has served on the Board of Trustees of the Sabin Vaccine Institute since 2000 and on the Board of Directors of the Richard B. and Lynne V. Cheney Cardiovascular Institute since 2006. Dr. Goldstein has also done pioneering work in the area of medical education, developing distance learning programs offered through “Frontiers in Medicine,” a medical education series that Dr. Goldstein developed. The Board believes that Dr. Goldstein’s scientific expertise, industry background and prior experience as our founder all position him to make an effective contribution to the medical and scientific understanding of the Board, which the Board believes to be particularly important as we continue our Tb4 development efforts.
Mr. Finkelstein has served as our President and Chief Executive Officer and a member of our Board of Directors since 2002. Mr. Finkelstein also served as our Chief Executive Officer from 1984 to 1989 and as the Vice Chairman of our Board of Directors from 1989 to 1991. Mr. Finkelstein has worked as an executive officer and consultant in the bioscience industry for the past 28 years, including serving from 1989 to 1996 as chief executive officer of Cryomedical Sciences, Inc., a publicly-traded medical device company. Mr. Finkelstein has significant experience in developing early-stage companies. He has been responsible for the regulatory approval and marketing of several medical devices in the U.S. and abroad. Mr. Finkelstein has served on the executive committee of the Board of Directors of the Technology Council of Maryland since 2006, MdBio, Inc. since 1998 and currently chairs the MdBio Foundation, all of which are non-profit entities that support bioscience development and education in the State of Maryland. Mr. Finkelstein received a business degree in finance from the University of Texas. The Board believes that Mr. Finkelstein’s history and long tenure as our Chief Executive Officer positions him to contribute to the Board his extensive knowledge of our company and to provide Board continuity. In addition, the Board believes that his experience at prior companies has provided him with operational and industry expertise, as well as leadership skills that are important to the Board.
Mr. McNay has served as a member of our Board of Directors since 2002. He is currently Chairman, Chief Investment Officer and Managing Principal of Essex Investment Management Company, LLC, positions he has held since 1976 when he founded Essex. He has direct portfolio management responsibilities for a variety of funds and on behalf of private clients. He is also a member of the firm’s Management Board. Prior to founding Essex, Mr. McNay was Executive Vice President and Director of Endowment Management & Research Corp. from 1967. Prior to that, Mr. McNay was Vice President and Senior Portfolio Manager at the Massachusetts Company. Currently he is serving as Trustee of National Public Radio, Trustee of the Dana Farber Cancer Institute, and is a Trustee and member of the Children’s Hospital Investment Committee. He received his A.B. degree from Yale University and his M.B.A. degree in finance from the Wharton School of the University of Pennsylvania. The Board believes that Mr. McNay’s extensive financial experience is valuable to our business and also positions him to contribute to the Audit Committee’s understanding of financial matters.
Mr. Bove has served as a member of our Board of Directors since 2004 and has more than 25 years of business and management experience within the pharmaceutical industry. Mr. Bove is currently the Head of Corporate & Business Development and serves on the board of Sigma-Tau Finanziaria S.p.A., the holding company of Sigma-Tau Group, a leading international pharmaceutical company, and certain Sigma-Tau affiliates, positions he has held since 1993. Sigma-Tau Finanziaria S.p.A. and its affiliates are collectively our largest stockholder. Mr. Bove has also held a number of senior positions in business, licensing and corporate development within Sigma-Tau Group, which has subsidiaries in most European countries and the United States. Mr. Bove obtained his law degree at the University of Parma, Italy, in 1980. In 1985, he attended the Academy of American and International Laws at the International and Comparative Law Center, Dallas, Texas. The Board believes that Mr. Bove’s extensive business and management experience within the pharmaceutical industry allows him to recognize and advise the Board with respect to recent industry developments.

Dr. Bowles has served as a member of our Board of Directors since 2006. He retired from his career as a thoracic surgeon in 1988. Dr. Bowles served as Dean of Medicine and Professor of Surgery at The George Washington University (“GWU”) School of Medicine and Health Sciences from 1976 to 1988 and as Vice President for Medical Affairs and Executive Dean of the GWU Medical Center from 1988 to 1992. Dr. Bowles previously served as President of the National Board of Medical Examiners, a medical accrediting organization, from 1992 to 2000. He has also been a member of the National Academy of Sciences Institute of Medicine since 1988 and currently serves as a member of several other national medical societies including: The American College of Surgeons, The American Association for Thoracic Surgery, The Society of Thoracic Surgeons, The American College of Chest Physicians, The American Gerontological Society, The Society of Medical Administrators, The College of Physicians of Philadelphia, and The Washington Academy of Surgeons. Dr. Bowles has served on the editorial board of a number of medical journals, including the Journal of Medical Education and continued on as chairman of its newly revised updated version, Academic Medicine. Dr. Bowles has been President of the District of Columbia’s medical licensing board called the Healing Arts Commission (1977-1979), and was a member of the National Library of Medicine’s Board of Regents (1982-1986), chairman (1984-1986), member of the Special Medical Advisory Group of Veterans Administration (now Dept. of Veterans Affairs) 1984-1992, chairman 1992-1994. Dr. Bowles was also chairman of the National Committee on Foreign Medical Education and Accreditation, 1994-1996. Dr. Bowles received his medical degree from Duke University and his Ph.D. in higher education from New York University. The Board believes that Dr. Bowles’ distinguished medical career positions him to bring extensive medical and clinical trial experience to the Board. The Board expects that this experience will permit Dr. Bowles to provide leadership and insight as we translate our laboratory discoveries into human clinical trials and advance our product candidates through clinical development toward commercialization.
The Board of Directors Recommends
A Vote In Favor Of Each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the NYSE Amex LLC (“AMEX”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s outside counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the AMEX, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable AMEX listing standards: Mr. Hindin, Mr. Bove, Mr. McNay and Dr. Bowles. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Finkelstein, the Company’s President and Chief Executive Officer, and Dr. Goldstein, the Company’s Chief Scientific Advisor, are not independent directors by virtue of their employment with the Company. In determining the independence of Mr. Bove, the board of directors took into account the significant ownership of our common stock by Sigma-Tau and its affiliates. The board of directors does not believe that any of the transactions with Sigma-Tau and its affiliates described would interfere with Mr. Bove’s exercise of independent judgment in carrying out his responsibilities as a director of our company.
Board Leadership Structure
The Board has a chairman, Dr. Goldstein, who has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Meetings of the Board of Directors
The Board met eight times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served.

Information Regarding Committees of the Board of Directors
The Board has two standing committees: an Audit Committee and a Compensation Committee. The Board does not have a separate nominating and corporate governance committee. Rather, the independent members of the full Board perform the functions of a nominating and corporate governance committee. The following table provides membership and meeting information for fiscal 2009 for each of the Board’s standing committees:

Name	Audit		Compensation

Richard Hindin	X	*	X	*
Joseph McNay	X		X
Mauro Bove			X
L. Thompson Bowles	X		X
Total meetings in fiscal 2009	7		5

*	Committee Chairperson
Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable AMEX rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board currently consists of Messrs. Hindin and McNay and Dr. Bowles, with Mr. Hindin acting as the Chairman of the committee. Following the annual meeting, the Audit Committee will consist of two members, and we expect that Mr. McNay will become the chairman of the Audit Committee. We intend to rely on Section 803B(2)(c) of the NYSE Amex Company Guide, which permits issuers that satisfy the SEC’s definition of “smaller reporting company” to maintain an audit committee of two members, comprised solely of independent directors determined in accordance with Section 803A of the AMEX Company Guide and who also satisfy the requirements of Rule 10A-3 of the Exchange Act. The Board has determined that each of Mr. McNay and Dr. Bowles satisfy such requirements and, furthermore, that Mr. McNay qualifies as an “audit committee financial expert” as defined under SEC rules.
The Audit Committee meets no less than quarterly with management and the independent registered public accounting firm, both jointly and separately, has sole authority to hire and fire the Company’s independent registered public accounting firm, and reviews its financial reporting process on behalf of the Board. The Audit Committee met seven times during the 2009 fiscal year. The Audit Committee operates under a formal written charter available on the Company’s website at www.regenerx.com.
The Audit Committee pre-approves all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts.

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009, with management of the Company. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.
Mr. Rick Hindin, Chairman
Mr. Joseph McNay
Dr. L. Thompson Bowles
Compensation Committee
The Compensation Committee is currently composed of four directors: Messrs. Hindin, McNay, Bove and Dr. Bowles. Following the annual meeting, the Compensation Committee will consist of three members, and we expect that Dr. Bowles will become the chairman of the Compensation Committee. All members of the Company’s Compensation Committee are independent, as independence is currently defined in Section 803A of the AMEX Company Guide. The Compensation Committee met five times during the fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at www.regenerx.com.
The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of the Company’s chief executive officer, other executive officers and Board members and evaluation of performance in light of these stated objectives;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer and the other executive officers; and

•	administration of the Company’s equity compensation plans and other similar plan and programs.
Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets at least two times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, in consultation with certain executive officers, including the Chief Financial Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first half of the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data and analyses of historical executive compensation levels and current Company-wide compensation levels.
Nominating and Corporate Governance
The Board does not have a standing nominating and corporate governance committee. Instead, pursuant to Section 804 of the AMEX Company Guide, the independent members of the Board, currently consisting of Messrs. Hindin, McNay and Bove and Dr. Bowles, are responsible for performing key nominating and corporate governance activities on behalf of the Board, including identifying, reviewing and evaluating candidates to serve as directors of the Company, reviewing and evaluating incumbent directors, selecting candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and developing and maintaining a set of corporate governance principles for the Company. All members of the Board performing the role of a nominating and corporate governance committee are independent (as independence is currently defined in Section 803A of the AMEX Company Guide).
In identifying and evaluating nominees for director, the Board considers whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly held company. The Board also believes that it is essential that the Board members represent diverse viewpoints. To the extent the Board does not have sufficient information to evaluate a candidate the Board may send a questionnaire to the candidate for completion with sufficient time for Board consideration. The Board will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, a director designated by the Board will then initiate the search, seeking input from other directors and senior management, and will also consider any nominees previously submitted by stockholders. After identifying an initial slate of candidates satisfying the qualifications set forth above, the Board will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the Board will interview the prospective candidates. Evaluations and recommendations of the interviewers will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for appointment to the Board at the annual meeting. The independent members of the Board nominated the five directors set forth in Proposal 1 for election at the 2010 annual meeting.

Nominations For Election To The Board
While the Board will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. The Board does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Pursuant to the Company’s bylaws, nominations for election as directors by stockholders at a meeting of stockholders called for the election of directors must be made in writing and delivered to the Company’s Secretary not less than fourteen days nor more than fifty days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than twenty-one days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. Each such notice shall set forth, with respect to each nominee, (i) his or her name, age, business address and, if known, residence address, (ii) his or her principal occupation or employment, and (iii) the number of shares of stock of the Company beneficially owned by the nominee. As of the date of this proxy statement, the Company has not received any such nominations from stockholders in connection with the annual meeting.
Stockholder Communications With The Board Of Directors
The Company has established procedures for its security holders to communicate directly with the Board on a confidential basis. Security holders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 15245 Shady Grove Road, Suite 470, Rockville, Maryland 20850. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Security Holder-Board Communication” or “Security Holder-Director Communication.” All such letters must identify the author as a security holder and clearly state whether the intended recipients are all members of the Board or specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the individual indicated.
Code Of Ethics
We have adopted a corporate code of conduct and ethics that applies to all of our employees, officers and directors, as well as a separate code of ethics that applies specifically to our principal executive officer and principal financial officer. The corporate code of conduct and ethics and the code of ethics for our principal executive and financial officers are available on our corporate website at www.regenerx.com. If we make any substantive amendments to the corporate code of conduct and ethics or the code of ethics for our principal executive and financial officers, or grant any waivers from a provision of these codes to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Reznick Group, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Reznick has audited the Company’s financial statements since 2000. Representatives of Reznick are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Reznick as the Company’s independent auditors. However, the Audit Committee is submitting the selection of Reznick to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Reznick. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2009 and 2008 by Reznick Group, P.C., our independent registered public accounting firm. All such fees described below were approved by the audit committee.

	2009	2008

Audit fees	$76,000	$51,000

Audit-related fees	—	—

Tax fees(1)	25,000	11,650

All other fees	—	—

Total Fees	$101,000	$62,650

(1)	Tax fees include the preparation and filing of our corporate federal and state income tax returns.

Pre-Approval Policies and Procedures
Our audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Reznick Group, P.C. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. On a periodic basis, the independent registered public accounting firm reports to the audit committee on the status of actual costs for approved services against the approved amounts.
The audit committee has determined that the rendering of the services other than audit services by Reznick Group P.C. is compatible with maintaining that firm’s independence.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 2.

PROPOSAL 3
APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN
In May 2010, the Board adopted our 2010 Equity Incentive Plan, or the 2010 Plan, with such adoption to be effective as the date of the 2010 annual meeting of our stockholders, provided that the 2010 Plan is approved by our stockholders at the annual meeting. The total number of shares of our common stock reserved for issuance under the 2010 Plan is 5,000,000 shares. No awards will be granted under the 2010 Plan until after the annual meeting, if it is approved.
We have previously adopted an equity incentive plan, known as the Amended and Restated 2000 Stock Option and Incentive Plan, or the 2000 Plan. The 2000 Plan has a term of ten years that is scheduled to expire in December 2010, and no further awards may be granted under the 2000 Plan after the expiration date. If the 2010 Plan is approved by our stockholders, no further awards will be granted under the 2000 Plan as of the effective date of the 2010 Plan, but all outstanding option awards granted under the 2000 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such option awards and the terms of the 2000 Plan. Shares remaining available for issuance under the share reserve of the 2000 Plan will not be subject to future awards under the 2010 Plan, and shares subject to outstanding awards under the 2000 Plan that are terminated or forfeited in the future will not be subject to future awards under the 2010 Plan.
The approval of the 2010 Plan will allow us to continue to grant stock options and permit us to grant other equity awards at levels determined appropriate by the Board. The 2010 Plan will also provide us with flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards. Further, the 2010 Plan will allow us, if deemed appropriate by the Board, to implement an annual cash incentive program as a plan that qualifies under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the Code. Accordingly, the 2010 Plan will allow us to utilize multiple types of equity incentives and performance cash incentives to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.
In this Proposal 3, we request that stockholders approve the 2010 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2010 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

Description of the 2010 Equity Incentive Plan
The material features of the 2010 Plan are outlined below. This summary is qualified by reference to the complete text of the 2010 Plan. Stockholders are urged to read the actual text of the 2010 Plan in its entirety, which is appended to this proxy statement as Appendix A.
General
The 2010 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other forms of equity compensation, which we refer to collectively in this proxy statement as “stock awards.” Additionally, the 2010 Plan provides for the grant of performance cash awards. Incentive stock options granted under the 2010 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2010 Plan are not intended to qualify as incentive stock options under the Code. Incentive stock options may be granted only to our employees or to employees of certain of our affiliates. All other awards may be granted to our employees, including officers, non-employee directors, and consultants. See “Federal Income Tax Information” below for a discussion of the tax treatment of awards.
Purpose
The Board adopted the 2010 Plan to provide a means by which employees, directors and consultants of ours and certain of our affiliates may be given an opportunity to purchase our stock, to assist us in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success and for the success of our affiliates.
Shares Available for Awards Under the 2010 Plan
If this Proposal 3 is approved, the total number of shares of our common stock reserved for issuance under the 2010 Plan will be 5,000,000 shares.
If a stock award granted under the 2010 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award will again become available for issuance under the 2010 Plan. Additionally, the following types of shares will be available for the grant of new stock awards under the 2010 Plan: (i) shares that are forfeited to or repurchased by us prior to becoming fully vested; (ii) shares withheld to satisfy income and employment withholding taxes; and (iii) shares tendered to us to pay the exercise price of an option.
Eligibility
All of our employees, directors and consultants, and those of our affiliates, are eligible to participate in the 2010 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted only to our employees and to employees of certain of our affiliates.
Administration
The Board administers the 2010 Plan. Subject to the provisions of the 2010 Plan, the Board has the power to construe and interpret the 2010 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of our common stock subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board has the power to delegate its authority to administer the 2010 Plan to a committee consisting solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Board has delegated administration of the 2010 Plan to the Compensation Committee. As used in this proxy statement, except as explicitly stated otherwise, with respect to the 2010 Plan, the “Board” refers to any committee the Board appoints (including the Compensation Committee) as well as to the Board itself.
Repricing; Cancellation and Re-Grant of Stock Awards
Under the 2010 Plan, the Board does not have the authority to reprice any outstanding equity awards by reducing the exercise price of the stock award or to cancel any outstanding stock awards in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.
Options
Options may be granted pursuant to stock option agreements. The 2010 Plan permits the grant of options that qualify as incentive stock options and nonstatutory stock options. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.
Exercise Price; Consideration. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. As of May 25, 2010, the closing price of the Company’s common stock as reported on NYSE Amex stock exchange was $0.34 per share.
The Board will determine the acceptable forms of consideration for the purchase of common stock issued upon the exercise of a stock option, which may include cash or check, a broker-assisted cashless exercise, the tender of common stock previously owned by the participant, a net exercise of the option if it is a nonstatutory stock option, and other legal consideration approved by the Board.
Option Exercise. Options granted under the 2010 Plan may become exercisable in cumulative increments, or “vest,” at the rate specified in the option agreement as determined by the Board. Shares covered by different options granted under the 2010 Plan may be subject to different vesting schedules as the Board may determine. Vesting can be time-based or performance-based or can be a hybrid of performance-based and time-based vesting. The Board also has flexibility to provide for accelerated vesting of options and other equity awards as it deems appropriate.
Term. The maximum term of options granted under the 2010 Plan is ten years, except that in certain cases (see “Limitations” below) the maximum term is five years. Unless the terms of a participant’s stock option agreement provide otherwise, if a participant’s service relationship with us, or any of our affiliates, ceases for any reason other than a termination for cause or a termination because of disability or death, the participant may exercise the vested portion of any option for a period of three months following termination of service. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death or a participant dies within a specified period following termination of service, the participant or a beneficiary may exercise the vested portion of any option for a period of 12 months in the event of disability and 18 months in the event of death. Under the 2010 Plan, the option term may be further extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws, or the sale of any common stock received upon exercise of the option would violate our insider trading policy. In no event, however, may an option be exercised beyond the expiration of its term. In the event of a termination of a participant’s service for “cause,” as defined in the 2010 Plan, the option will terminate on the termination date and the participant may not exercise the option following such termination.

Limitations. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive options that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as nonstatutory stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless:
•	the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and
•	the term of the incentive stock option does not exceed five years from the date of grant.
The aggregate maximum number of shares of our common stock that may be issued in respect of incentive stock options is 5,000,000.
In addition, no person may be granted stock awards covering more than 1,000,000 shares of our common stock under the 2010 Plan during any calendar year pursuant to stock options, stock appreciation rights and other equity awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted.
Restricted Stock Awards
A restricted stock award is the grant of shares of our common stock to a participant that may, but need not, be subject to forfeiture or to a share repurchase option in our favor in accordance with a vesting scheduled determined by the Board. For example, some or all of the shares of common stock granted pursuant to a restricted stock award may be repurchased by us if a participant’s service with us or with any of our affiliates terminates before a specified date (that is, before the restricted stock award is fully vested). Restricted stock awards are granted pursuant to restricted stock award agreements. Restricted stock awards may be granted in consideration for cash, past or future services rendered to us or an affiliate or any other form of legal consideration.
Restricted Stock Unit Awards
A restricted stock unit award is a promise by us to issue shares of our common stock, or to pay cash equal to the value of shares of our common stock, equivalent to the number of units covered by the award at the time of vesting of the units or thereafter. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award entitles the recipient to receive cash, stock, a combination of cash and stock as deemed appropriate by the Board or any other form of consideration set forth in the restricted stock unit award agreement at a specified date (typically, upon vesting of the restricted stock units). Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the termination of the participant’s service for any reason.
Stock Appreciation Rights
A stock appreciation right entitles the participant to a payment equal in value to the appreciation in the value of the underlying shares of our common stock for a predetermined number of shares over a specified period. Stock appreciation rights are granted pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The board determines the strike price of each stock appreciation right, which may not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right entitles the recipient to receive cash, stock, a combination of cash and stock as determined by the Board or any other form of consideration set forth in the stock appreciation right agreement upon exercise. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right vests at the rate specified in the stock appreciation right agreement as determined by the Board. Stock appreciation rights are subject to the same conditions upon termination of a participant’s service and the same restrictions on transfer as stock options under the 2010 Plan.

Performance Awards
The 2010 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed by Section 162(m) of the Code. To assure that the compensation attributable to performance-based awards will so qualify, the Compensation Committee can structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a performance period designed by the Compensation Committee. The maximum amount covered by a performance award that may be granted to any individual in a calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals) may not exceed 1,000,000 shares of our common stock in the case of performance stock awards, or $500,000 in the case of performance cash awards.
In granting a performance award, the Compensation Committee will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right in or to such award. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically before the 90th day of a performance period or the date on which 25% percent of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria (“performance criteria”) enumerated in the 2010 Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify in writing whether the performance goals have been satisfied.
The Compensation Committee may establish performance goals by selecting from one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) achievement of clinical trial milestones, such as patient enrollment or successful completion of the trial; (34) execution of a new license agreement; (35) receipt of a milestone payment under a license agreement; or (36) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board or the Compensation Committee.
The Compensation Committee may establish performance goals on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (a) in the award agreement at the time the award is granted or (b) in such other document setting forth the performance goals at the time the goals are established, the Compensation Committee will appropriately make adjustments in the method of calculating the attainment of the performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.
Compensation attributable to performance-based awards under the 2010 Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the granting, payment or exercisability of the award that the performance goal has been satisfied.

Withholding Obligations
Unless prohibited in an individual award agreement, we may satisfy any federal, state or local tax withholding obligation relating to an award by causing the recipient to tender a cash payment, by withholding shares of common stock from the shares otherwise issuable, by withholding cash from an award settled in cash, by withholding payment from amounts otherwise payable, or by such other method as specified in the award agreement or by a combination of these means.
Changes to Capital Structure
In the event that there is a specified type of change in our capital structure, such as a stock split, the Board will make appropriate adjustments to (a) the class and maximum number of shares reserved under the 2010 Plan, (b) the class and maximum number of shares of our common stock that may be issued upon the exercise of incentive stock options, (c) the class and maximum number of shares of our common stock subject to equity awards that can be granted in a calendar year (as established under the 2010 Plan pursuant to Section 162(m) of the Code), and (d) the class, number of securities and the exercise price or strike price, if applicable, of all outstanding equity awards.
Corporate Transactions
In the event of certain significant corporate transactions, the following will occur with respect to outstanding stock awards under the 2010 Plan:
•
The Board will arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company) and assign any reacquisition or repurchase rights held by us in respect of common stock issued pursuant to awards to our successor (or its parent).

•
With respect to stock awards that have not been assumed, continued or substituted, the vesting of such stock awards will be accelerated in full to a date prior to the effective date of the corporate transaction and any reacquisition or repurchase right held by us in respect of common stock issuable pursuant to such stock awards will lapse, and such stock awards will terminate if not exercised (if applicable) at or prior to the time of the corporate transaction.

•
With respect to stock awards that have not been assumed, continued or substituted, such outstanding stock awards will terminate if not exercised at or prior to the time of the corporate transaction, and the Board may, in its discretion, make a payment, in such form as the Board may determine, equal in value to the excess, if any, of (a) the value of the property the holder would have received upon the exercise of the stock award, over (b) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Board may take different actions with respect to the vested and unvested portions of a stock award.
For purposes of the 2010 Plan, a corporate transaction includes the consummation of any one or more of the following events: (i) a sale of all or substantially all of our consolidated assets; (ii) a sale of at least 50% of our outstanding securities; (iii) a merger or consolidation in which we are not the surviving corporation; or (iv) a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.

Change in Control
As of the effective time of a change in control, the vesting of all outstanding stock awards (and the exercisability of options and stock appreciation rights) will be accelerated in full and any reacquisition or repurchase rights held by us with respect to outstanding stock awards will lapse.
For purposes of the 2010 Plan, a change in control includes any one or more of the following events: (a) a person or group becomes the owner of more than 50% of the combined voting power of our outstanding securities; (b) a consummated merger or consolidation in which our stockholders immediately prior to the transaction do not own more than 50% of the combined voting power of the surviving entity or its parent company in substantially the same proportions as their ownership in us immediately prior to the transaction; (c) a consummated sale, lease, exclusive license or disposition of all or substantially all of our consolidated assets to an entity more than 50% of the combined voting power of which is not owned by our stockholders in substantially the same proportions as their ownership in us immediately prior to the transaction; or (d) certain changes in the composition of the Board. A change in control excludes: (i) the sale of securities to an investor or group for the primary purpose of obtaining financing through our issuance of securities (including offering stock to the general public through a registration statement filed with the SEC); (ii) a change in the level of ownership held by a person or group beyond the designated threshold in section (a) above as a result of our repurchase or other acquisition of our voting securities; and (iii) a transaction for the purpose of changing our domicile.
Plan Amendments
The Board will have the authority to amend or terminate the 2010 Plan. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2010 Plan as required by applicable law.
Plan Termination
If the 2010 Plan is approved by our stockholders at the annual meeting, then unless sooner terminated by the Board, the 2010 Plan will automatically terminate on July 13, 2020, the day before the tenth anniversary of the date the 2010 Plan is adopted by our stockholders.
U.S. Federal Income Tax Consequences
The information set forth below is only a summary and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2010 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a nonstatutory stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the option over the exercise price. If the participant is employed by us, that income will be subject to withholding tax. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options
The 2010 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the participant holds a share of our common stock received on exercise of an incentive stock option for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code, and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it vests over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income as of the date the recipient receives the award equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Stock Appreciation Rights
If a stock appreciation right is granted under the 2010 Plan with a strike price equal to the fair market value of the underlying stock on the date of grant and the recipient may receive only the appreciation inherent in the stock appreciation right in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock received upon exercise of the stock appreciation right. If the recipient may receive the appreciation inherent in the stock appreciation right in cash or other property and the stock appreciation right has been structured to conform with the requirements of Section 409A of the Code, then the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Restricted Stock Units
Generally, the recipient of a restricted stock unit that is structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for such shares. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally be delivered only upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax plus interest on any taxes owed.
The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is received.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Section 162 Limitations
Compensation of persons who are our “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2010 Plan is intended to enable the Board or the Compensation Committee to make awards, including cash performance awards, that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (a) such awards are approved by a compensation committee composed solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the shareholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards will qualify as performance-based compensation, provided that (i) the award is approved by a compensation committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the maximum amount, payable upon attainment of the performance goal).
Interest of Certain Persons in the 2010 Plan
Stockholders should understand that our directors, executive officers and other employees may be considered as having an interest in the approval of the 2010 Plan because they may, in the future, receive awards under the 2010 Plan. Nevertheless, the Board believes that it is important to our growth and long-term success to be able to continue to offer these incentives.
Equity Compensation Plan Information
The following table provides information as of December 31, 2009 about the securities authorized for issuance to our employees, directors and other eligible participants under our equity compensation plans, consisting solely of the 2000 Plan. Under the 2000 Plan, the Board of Directors, or the compensation committee thereof, may grant options to purchase shares of our common stock. Options may only be granted to our directors, officers, employees, consultants or advisors, and no single participant can receive options for more than 750,000 shares in any one year under the 2000 Plan. The exercise price and term of any grant is determined at the time of grant but may not be less than the fair market value of our common stock on the date of the grant, and the term of an option may not exceed ten years. There are currently 6,500,000 shares authorized for issuance under the 2000 Plan.

	Number of securities		Number of securities
	to		remaining available for
	be issued upon		future issuance under
	exercise	Weighted-average exercise	equity compensation
	of outstanding	price of outstanding	plans
	options,	options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,914,112	$1.53	1,550,888

Equity compensation plans not approved by security holders	—	—	—

Total	4,914,112	$1.53	1,550,888

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of May 24, 2010 by (i) each director; (ii) each of the named executive officers; (iii) all executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. The address for all directors and executive officers is c/o RegeneRx Biopharmaceuticals, Inc., 15245 Shady Grove Road, Suite 470, Rockville, MD 20850.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares		Percent of Total

5% Stockholders:

Entities affiliated with Sigma-Tau Finanziaria, S.p.A. Via Sudafrica, 20, Rome, Italy 00144	30,478,859	(2)	40.1%

Named Executive Officers and Other Directors:

J.J. Finkelstein	2,299,636	(3)	3.2%
Allan L. Goldstein	2,152,538	(4)	3.0%
Richard J. Hindin	1,175,459	(5)	1.6%
Joseph C. McNay	1,537,135	(6)	2.1%
Mauro Bove	197,155	(7)	*
L. Thompson Bowles	124,843	(8)	*
C. Neil Lyons	348,250	(9)	*
David R. Crockford	396,250	(8)	*

All directors and executive officers as a group (8 persons)	8,231,159	(10)	11.0%

*	Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 71,906,828 shares of common stock outstanding on May 24, 2010, as described further in these footnotes, adjusted as required by rules promulgated by the Securities and Exchange Commission (the “SEC”).

(2)
Consists of 984,615 shares of common stock held of record by Sigma-Tau Finanziaria, S.p.A. (“Sigma-Tau”); 12,011,185 shares of common stock held of record and 589,481 shares of common stock issuable upon exercise of warrants held by Defiante Farmaceutica S.A., a subsidiary of Sigma-Tau, that are exercisable within 60 days of May 24, 2010; 5,052,582 shares of common stock held of record and 1,228,486 shares of common stock issuable upon exercise of warrants held by Inverlochy-Consultadoria e Servicos (S.U.) LDA, an entity wholly owned by Claudio Cavazza, who directly and indirectly owns 57% of Sigma-Tau, that are exercisable within 60 days of May 24, 2010; 8,175,110 shares of common stock held of record and 2,101,400 shares of common stock issuable upon exercise of warrants held by Chaumiere-Consultadoria e Servicos SDC Unipessoal LDA, a direct wholly-owned subsidiary of Sinaf SA (“Sinaf”) and an indirect wholly-owned subsidiary of Aptafin S.p.A. (“Aptafin”), which is owned by Paolo Cavazza and members of his family, that are exercisable within 60 days of May 24, 2010; and 240,000 shares of common stock held of record and 96,000 shares of common stock issuable upon exercise of warrants held by Sinaf, a direct wholly-owned subsidiary of Aptafin, that are exercisable within 60 days of May 24, 2010. Paolo Cavazza directly and indirectly owns 38% of Sigma-Tau.

(3)
Consists of 1,377,638 shares of common stock held of record by Mr. Finkelstein and 51,000 shares of common stock held of record by Mr. Finkelstein’s minor daughter over which Mr. Finkelstein shares voting and dispositive power. Also includes 870,998 shares of common stock issuable upon exercise of options exercisable within 60 days of May 24, 2010.

(4)	Consists of 1,586,846 shares of common stock held of record by Dr. Goldstein and 565,692 shares of common stock issuable upon exercise of options exercisable within 60 days of May 24, 2010.

(5)	Consists of 967,710 shares of common stock held of record by Mr. Hindin and 207,749 shares of common stock issuable upon exercise of options exercisable within 60 days of May 24, 2010.

(6)	Consists of 1,339,111 shares of common stock held of record by Mr. McNay and 198,024 shares of common stock issuable upon exercise of options exercisable within 60 days of May 24, 2010.

(7)
Consists of shares of common stock issuable upon exercise of options exercisable within 60 days of May 15, 2010. Mr. Bove is an officer of Sigma-Tau, but he has no beneficial ownership over the reported securities as he has no voting or dispositive power with respect to the securities held by Sigma-Tau and its affiliates described in Note 2 above.

(8)	Consists of shares of common stock issuable upon exercise of options exercisable within 60 days of May 15, 2010.

(9)	Consists of 10,000 shares of common stock held of record by Mr. Lyons and 338,143 shares of common stock issuable upon exercise of options exercisable within 60 days of May 24, 2010.

(10)	Consists of 5,332,305 shares of common stock held of record and 2,898,854 shares of common stock issuable upon exercise of options exercisable within 60 days of May 24, 2010.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of their ownership of our equity securities and reports of any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose any late filings or failures to file. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the knowledge of the Company, based solely on its review of the copies of such reports furnished to the Company, and written representations that no other reports were required, the Company believes that during the past fiscal year its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows, for the fiscal years ended December 31, 2009 and 2008, compensation awarded to or paid to, or earned by, our chief executive officer and our two other most highly compensated executive officers during 2009 who were serving as executive officers at December 31, 2009. For purposes of this proxy statement, we refer to these officers as the named executive officers.
Of note, our annual rates of compensation for our named executive officers in effect at December 31, 2008 and 2009 remain the same. However, given our limited cash resources during 2009, the named executive officers other than Mr. Crockford had their annual base salaries reduced by 35% for the period from April 1 to September 30, 2009. Consequently, the salary amounts set forth in the following table may differ from the disclosed annual base salaries currently in effect.
In return for the 35% salary reduction, Mr. Finkelstein and Mr. Lyons received options to purchase shares of our common stock at an exercise price of $0.57 per share. Effective October 1, 2009, their salaries were restored to the levels in effect at December 31, 2008 and, therefore, the options ceased vesting as of September 30, 2009 but remain exercisable in accordance with the terms of the 2000 Plan. The number of shares vested and outstanding from these option grants are set forth in the table within the “Outstanding Equity Awards at December 31, 2009” section below.

					Non-Equity
					Incentive
				Option	Plan	All Other
		Salary(1)	Bonus(2)	Awards(3)	Compensation(4)	Compensation(5)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Mr. J.J. Finkelstein, President and	2009	244,608	18,720	116,198	—	13,005	392,531
Chief Executive Officer	2008	299,520	22,464	86,137	14,976	17,690	440,787

Mr. C. Neil Lyons,	2009	167,093	11,140	74,395	—	4,999	257,627
Chief Financial Officer	2008	200,817	12,152	68,848	10,127	8,508	300,452

Mr. David R. Crockford, Vice President,	2009	210,223	5,781	—	—	6,818	222,822
Clinical and Regulatory Affairs	2008	209,203	12,613	51,682	10,511	11,681	295,690

(1)	Reflects base salary before pretax contributions and therefore includes compensation deferred under our 401(k) plan.

(2)	Reflects the discretionary portion of our bonus plan.

(3)
These amounts reflect the aggregate full grant date fair values (computed in accordance with FASB ASC Topic 718) of options granted to executives during the respective fiscal years. For Messrs. Finkelstein and Lyons, the amounts shown for 2009 include the grant date fair value of options issued in conjunction with the salary reduction as described above. However, as noted above, these options ceased vesting upon the restoration of their salaries effective as of October 1, 2009.

(4)	Reflects amounts earned under our bonus plan subject to the achievement of corporate performance goals.

(5)	Primarily reflects our match of executive compensation deferrals into our 401(k) plan, along with supplemental life and disability insurance premiums. None of the individual items exceeded $10,000.

Outstanding Equity Awards at December 31, 2009
The following table shows certain information regarding outstanding equity awards at December 31, 2009 for the named executive officers, all of which were stock options.

	Number of	Number of
	Shares	Shares
	Underlying	Underlying
	Unexercised	Unexercised	Option Exercise
	Options (#)	Options (#)	Price	Option
Name	Exercisable	Unexercisable	($)	Expiration Date	Note
Mr. Finkelstein	500,000	—	0.33	1/1/2012
	100,000	—	3.21	4/1/2015
	62,500	62,500	2.34	3/15/2014	(1)
	31,250	93,750	1.15	4/15/2015	(1)
	114,748	—	0.57	4/10/2019
	—	125,000	0.76	10/11/2016	(1)
Mr. Lyons	133,332	66,668	3.10	4/7/2015	(2)
	37,500	37,500	2.34	3/15/2014	(1)
	18,750	56,250	1.50	6/15/2015	(1)
	77,728	—	0.57	4/10/2019
	—	75,000	0.76	10/11/2016	(1)
Mr. Crockford	15,000	—	1.07	7/1/2013
	125,000	—	0.86	1/1/2014
	70,000	30,000	3.21	4/1/2015	(3)
	17,500	7,500	3.82	5/25/2015	(3)
	25,000	25,000	2.15	1/16/2014	(1)
	37,500	37,500	2.34	3/15/2014	(1)
	18,750	56,250	1.15	4/15/2015	(1)

(1)	This option vests in equal installments on the first four anniversaries of the grant date. In each case these options were granted seven years prior to the listed expiration dates.

(2)	This option vests in equal installments on the first six anniversaries of the grant date which was April 7, 2005.

(3)
This option vests on the first five anniversaries of the grant date in the following installments: 10%, 15%, 20%, 25%, 30%. In each case these options were granted ten years prior to the listed expiration dates.

Employment Agreements; Potential Payments Upon Termination or Change in Control
We are party to written employment agreements with our named executive officers. These employment agreements contain severance and other provisions that may provide for payments to the named executive officers following termination of employment with us in specified circumstances. The following is a summary of the material terms of these employment agreements with our named executive officers.
J.J. Finkelstein. We entered into an employment agreement with Mr. Finkelstein in January 2002 for him to serve as our president and chief executive officer. Mr. Finkelstein’s employment agreement had an initial three-year term, which is automatically renewed for additional one-year periods unless either we or Mr. Finkelstein elect not to renew it. This agreement was amended and restated during 2008 and again in 2009. Mr. Finkelstein’s annual base salary is $299,520. Mr. Finkelstein’s salary may not be adjusted downward without his written consent, except in a circumstance which is part of a general reduction or other concessionary arrangement affecting all employees or affecting senior executive officers. Mr. Finkelstein is also eligible to receive an annual bonus in an amount established by the board of directors and is entitled to participate in and receive all standard employee benefits and to participate in all of our applicable incentive plans, including stock option, stock, bonus, savings and retirement plans. We also provide him with $5 million in life and disability insurance.

Mr. Finkelstein is eligible to receive options to purchase common stock under our Amended and Restated 2000 Stock Option and Incentive Plan (the “2000 Plan”). The decision to grant any such options and the terms of such options are within the discretion of our board of directors or the compensation committee thereof. All vested options are exercisable for a period of time following any termination of Mr. Finkelstein’s employment as may be set forth in the 2000 Plan or in any option agreement between Mr. Finkelstein and us.
In the event that Mr. Finkelstein’s employment is terminated by us without “cause” or by Mr. Finkelstein for “good reason,” each as defined in his employment agreement, or if Mr. Finkelstein voluntarily terminates his employment within 12 months following a “change in control,” as defined in his employment agreement, then in each case, subject to Mr. Finkelstein’s entering into and not revoking a release of claims in a form acceptable to us, Mr. Finkelstein will be entitled to receive (i) a lump sum severance payment equal to his annual base salary then in effect (or if his base salary is less than the amount in effect as of March 31, 2009, the base salary in effect as of March 31, 2009), plus (ii) any earned bonus, and (iii) if he timely elects and remains eligible for continuation of healthcare benefits, that portion of the continued healthcare premiums that we were paying prior to the date of termination for a period of 12 months, in each case less applicable taxes and withholdings. If Mr. Finkelstein’s employment had been terminated for any of the reasons described in this paragraph as of December 31, 2009, he would have been entitled to receive a lump sum payment of $299,520, less taxes and withholdings, plus continuation of healthcare benefits with a value of $8,772.
In addition, if Mr. Finkelstein’s employment is terminated without “cause,” or if there is a “change in control” event, in each case as defined in either the 2000 Plan or in Mr. Finkelstein’s employment agreement, then the unvested portion of Mr. Finkelstein’s options outstanding as of December 31, 2009 would accelerate in full.
C. Neil Lyons. We entered into an employment agreement with Mr. Lyons in April 2007 for him to serve as our chief financial officer. Mr. Lyons’ employment agreement had an initial one-year term, which is automatically renewed for additional one-year periods unless either we or Mr. Lyons elect not to renew it. The agreement was amended and restated during 2008 and again in 2009. Under the employment agreement, as amended to date, Mr. Lyons’ base salary is $202,537. Mr. Lyons is also eligible to receive an annual bonus in an amount established by the board of directors and chief executive officer and is entitled to participate in and receive all standard employee benefits and to participate in all of our applicable incentive plans, including stock option, stock, bonus, savings and retirement plans. We also reimburse Mr. Lyons for two-thirds of his annual term life insurance premium, for term life insurance coverage not to exceed two times his annual base salary.
Mr. Lyons is eligible to receive options to purchase common stock under the 2000 Plan. The decision to grant any such options and the terms of such options are within the discretion of our board of directors or the compensation committee thereof. All vested options are exercisable for a period of time following any termination of Mr. Lyons’ employment as may be set forth in the 2000 Plan or in any option agreement between Mr. Lyons and us.
In the event that Mr. Lyons’ employment is terminated by us without “cause” as defined in his employment agreement, or if Mr. Lyons voluntarily terminates his employment within 12 months following a “change in control,” as defined in his employment agreement, then in each case, subject to Mr. Lyons’ entering into and not revoking a release of claims in a form acceptable to us, Mr. Lyons will be entitled to receive (i) severance payments equal to his annual base salary then in effect, plus (ii) any earned bonus, and (iii) if he timely elects and remains eligible for continuation of healthcare benefits, that portion of the continued healthcare premiums that we were paying prior to the date of termination for a period of 12 months, in each case less applicable taxes and withholdings. If Mr. Lyons’s employment had been terminated for any of the reasons described in this paragraph as of December 31, 2009, he would have been entitled to receive severance payments of $202,537, less taxes and withholdings, plus continuation of healthcare benefits with a value of $17,208.
In addition, if Mr. Lyons’ employment is terminated without “cause,” or if there is a “change in control” event, in each case as defined in either the 2000 Plan or in Mr. Lyons’ employment agreement, then the unvested portion of Mr. Lyons’ options outstanding as of December 31, 2009 would accelerate in full.

David R. Crockford. We entered into an employment agreement with Mr. Crockford in March 2005 for him to serve as our vice president of clinical and regulatory affairs. Mr. Crockford’s employment agreement had an initial one-year term, which is automatically renewed for additional one-year periods unless either we or Mr. Crockford elect not to renew it. The agreement was amended and restated during 2008 and again in 2009. Under the employment agreement, as amended to date, Mr. Crockford’s base salary is $210,223. Mr. Crockford is also eligible to receive an annual bonus in an amount established by the board of directors and chief executive officer and is entitled to participate in and receive all standard employee benefits and to participate in all of our applicable incentive plans, including stock option, stock, bonus, savings and retirement plans. We also reimburse Mr. Crockford for two-thirds of his annual term life insurance premium, for term life insurance coverage not to exceed two times his annual base salary.
Mr. Crockford is eligible to receive options to purchase common stock under the 2000 Plan. The decision to grant any such options and the terms of such options are within the discretion of our board of directors or the compensation committee thereof. All vested options are exercisable for a period of time following any termination of Mr. Crockford’s employment as may be set forth in the 2000 Plan or in any option agreement between Mr. Crockford and us.
In the event that Mr. Crockford’s employment is terminated by us without “cause” as defined in his employment agreement, or if Mr. Crockford voluntarily terminates his employment within 12 months following a “change in control,” as defined in his employment agreement, then in each case, subject to Mr. Crockford’s entering into and not revoking a release of claims in a form acceptable to us, Mr. Crockford will be entitled to receive (i) severance payments equal to his annual base salary then in effect, plus (ii) any earned bonus, and (iii) if he timely elects and remains eligible for continuation of healthcare benefits, that portion of the continued healthcare premiums that we were paying prior to the date of termination for a period of 12 months, in each case less applicable taxes and withholdings. If Mr. Crockford’s employment had been terminated for any of the reasons described in this paragraph as of December 31, 2009, he would have been entitled to receive severance payments of $210,223, less taxes and withholdings, plus continuation of healthcare benefits with a value of $14,664. In addition, upon a “change in control,” all of Mr. Crockford’s unvested options will accelerate in full, but there is no such acceleration upon a termination without cause.
Post-Employment Compensation
We do not maintain any plans providing for payment or other benefits at, following, or in connection with retirement other than a 401(k) plan made available to all employees. In addition, we do not maintain any non-qualified deferred compensation plans.
2009 Director Compensation
The following table set forth certain information for the fiscal year ended December 31, 2009 with respect to the compensation of our directors. Mr. Finkelstein’s compensation is disclosed in the Summary Compensation Table above, and he does not receive any additional compensation for his service as a director. Dr. Goldstein is an employee of our company and his compensation as an employee is set forth in the table below. He does not receive any additional compensation for his service as a director.
Each non-employee director is eligible to receive an annual cash retainer of $13,905. The chairman of each of our audit committee and compensation committee is eligible to receive a supplemental annual cash retainer of $10,300. Mr. Richard Hindin currently serves as the chairman of each of these committees, although his service in such capacity will cease as of the annual meeting.
Directors also receive $1,288 for each board meeting attended in person and $412 for each Board meeting attended by telephone. Additionally, members of each committee of the board of directors are eligible to receive $515 for each committee meeting attended, whether in person or by telephone.

Additionally, non-employee directors receive a nonqualified stock option to purchase 15,000 shares of common stock upon their re-election as a director at each annual meeting of stockholders. Newly elected or appointed non-employee directors receive a nonqualified stock option to purchase 35,000 shares of common stock. All options granted to directors under this policy vest over four years, with 25% of the shares underlying the option vesting on the first through fourth anniversaries of the date of grant.
We also reimburse directors for expenses incurred in attending meetings of the board and other events attended on our behalf and at our request.
Of note, our annual rates of director compensation in effect at December 31, 2008 and 2009 remain the same. However, given our limited cash resources during most of 2009, the Board elected to reduce the cash fees payable to the Board for their services by 35% for the period from April 1 to September 30, 2009. Consequently, the following charts of actual compensation may differ from the disclosed annual rates of compensation currently in effect.
In return for the 35% director fee reduction, each director received options to purchase shares of our common stock at an exercise price of $0.57 per share. Effective October 1, 2009, their fees were restored to the levels in effect at December 31, 2008 and, therefore, the options ceased vesting as of September 30, 2009 but remain exercisable to the extent vested as of September 30, 2009 in accordance with the 2000 Plan. The number of shares vested and outstanding from these option grants are included within the amounts set forth in Footnote 1 to the table below.

Director Compensation for Fiscal 2009

	Fees Earned or Paid	Option	All Other
	in Cash	Awards	Compensation		Total
Name	($)	($)(1)	($)		($)
Dr. Goldstein	—	71,348	162,466	(2)	233,814
Mr. Hindin	37,877	16,039	—		53,916
Dr. Bowles	21,105	11,875	—		32,980
Mr. McNay	18,028	10,917	—		28,945
Mr. Bove	16,292	10,459	—		26,751

(1)
These amounts reflect the aggregate full grant date fair values (computed in accordance with FASB ASC Topic 718) of options granted to directors during 2009, a portion of which vested during 2009 as described above. Options held by each Board member as of December 31, 2009, are as follows:

Dr. Goldstein	696,942
Mr. Hindin	237,749
Dr. Bowles	154,843
Mr. McNay	228,024
Mr. Bove	227,155

(2)
In addition to being Chairman of our Board of Directors, Dr. Goldstein also serves as our Chief Scientific Advisor. In this capacity, Dr. Goldstein received a base salary of $153,093 for 2009, and a discretionary cash bonus of $9,373. Under Dr. Goldstein’s employment agreement, in the event that his employment is terminated by us without “cause,” as defined in his employment agreement, or if he voluntarily terminates his employment within 12 months following a “change in control,” as defined in his employment agreement, then in each case, subject to Dr. Goldstein’s entering into and not revoking a release of claims in a form acceptable to us, Dr. Goldstein will be entitled to receive a lump sum severance payment equal to his annual base salary then in effect, plus any earned bonus as of the date of termination, in each case less applicable taxes and withholdings. Dr. Goldstein is not entitled to receive any continuing health and welfare benefits as part of our severance obligation to him. If Dr. Goldstein’s employment had been terminated for any of the reasons described in this paragraph as of December 31, 2009, he would have been entitled to receive a lump sum payment of $187,460, less taxes and withholdings. Dr. Goldstein is eligible to receive options to purchase common stock under the 2000 Plan. The decision to grant any such options and the terms of such options are within the discretion of our board of directors or the compensation committee. In addition, if Dr. Goldstein’s employment is terminated without “cause,” or if there is a “change in control” event, in each case as defined in either the 2000 Plan or in Dr. Goldstein’s employment agreement, then the unvested portion of Dr. Goldstein’s options would accelerate in full. All vested options are exercisable for a period of time following any termination of Dr. Goldstein’s employment as may be set forth in the 2000 Plan or in any option agreement between Dr. Goldstein and us.

TRANSACTIONS WITH RELATED PERSONS
Since January 1, 2008, we have entered into five financing transactions in which affiliates of Sigma-Tau Finanziaria S.p.A., or Sigma-Tau, have participated as described below. Mauro Bove, one of our directors, is an officer of Sigma-Tau. Each of the private placement financing transactions was approved by our Board of Directors and our audit committee, following disclosure of Mr. Bove’s potential interests in the transaction in his capacity as a representative of Sigma-Tau.
On February 29, 2008, pursuant to Securities Purchase Agreements dated as of February 27, 2008 (the “February 2008 Purchase Agreements”) between us and each of Chaumiere Consultadoria e Servicos SDC Unipessoal LDA (“Chaumiere”) and Inverlochy-Consultadoria e Servicos (S.U.) LDA (“Inverlochy,” and collectively with Chaumiere, the “Purchasers”), Chaumiere purchased 2,500,000 shares of our common stock and Inverlochy purchased 2,500,000 shares of our common stock for a purchase price of $1.00 per share in a private placement. The February 2008 Purchase Agreements provide that (i) the Purchasers may not transfer the shares through December 31, 2010, except for transfers to Affiliates (as defined therein), (ii) we, rather than the Purchasers, have all voting rights in respect of the shares until December 31, 2010, and (iii) we had the right to repurchase the shares until December 31, 2009 at a price of $2.00 per share and have the continuing right to repurchase the shares at a price of $2.50 per share until December 31, 2010. In consideration for the purchase of such shares, on February 29, 2008, we issued warrants (i) to Inverlochy to purchase 500,000 shares of common stock and (ii) to Chaumiere to purchase 500,000 shares of common stock, in each case exercisable at a price of $1.60 per share. One-third of the warrants vested on February 29, 2008, one-third vested on December 31, 2008, and one-third vested on December 31, 2009.
Inverlochy is wholly owned by Claudio Cavazza, who directly and indirectly owns 57% of Sigma-Tau. Chaumiere is a direct wholly-owned subsidiary of Sinaf SA (“Sinaf”) and an indirect wholly-owned subsidiary of Aptafin S.p.A. (“Aptafin”). Aptafin is owned by Paolo Cavazza and members of his family. Paolo Cavazza directly and indirectly owns 38% of Sigma-Tau. Claudio Cavazza and Paolo Cavazza are brothers.
On December 10, 2008, pursuant to Securities Purchase Agreements dated as of December 10, 2008 (the “December 2008 Purchase Agreements”) between us and each of Chaumiere and Inverlochy, Chaumiere purchased 1,034,482 shares of common stock and Inverlochy purchased 1,034,482 shares of common stock for a purchase price of $1.45 per share in a private placement. The December 2008 Purchase Agreements provide that (i) the Purchasers may not transfer the shares through December 31, 2011, except for transfers to Affiliates (as defined therein) and (ii) we, rather than the Purchasers, have all voting rights in respect to the shares through December 31, 2011. In consideration for the purchase of such shares, on December 10, 2008 we issued warrants (i) to Inverlochy to purchase 372,552 shares of common stock and (ii) to Chaumiere to purchase 372,552 shares of common stock, in each case vested upon issuance and exercisable at a price of $1.74 per share, in whole or in part, at any time and from time to time until December 31, 2011.
On April 30, 2009, pursuant to a Securities Purchase Agreement (the “April 2009 Purchase Agreement”) between us and Chaumiere, Chaumiere purchased 1,052,631 shares of common stock for a purchase price of $0.57 per share in a private placement. The April 2009 Purchase Agreement provides that (i) Chaumiere may not transfer the shares through April 30, 2012, except for transfers to Affiliates (as defined therein) and (ii) we, rather than Chaumiere, have all voting rights in respect to any shares issued under the April 2009 Purchase Agreement through April 30, 2012. In consideration for the purchase of such shares, on April 30, 2009, we issued a fully vested warrant to Chaumiere to purchase 263,158 shares of common stock, exercisable at a price of $0.91 per share, in whole or in part, at any time and from time to time until April 30, 2012.
On October 15, 2009, pursuant to a Securities Purchase Agreement (the “October 2009 Purchase Agreement”) between us and Chaumiere, Chaumiere purchased 1,219,512 shares of common stock and warrants to purchase 609,756 shares of our common stock for a purchase price of $0.82 per share in a private placement. In consideration for the purchase of such shares, on October 15, 2009, we issued a warrant to Chaumiere to purchase 609,756 shares of common stock, exercisable at a price of $1.12 per share, in whole or in part, at any time from April 15, 2010 until September 30, 2014.

On May 21, 2010, we completed a public offering of units, consisting of shares of our common stock and warrants to purchase common stock. Sinaf purchased 240,000 units, consisting of 240,000 shares of common stock and warrants to purchase 96,000 shares of our common stock, for a purchase price of $0.41 per unit, in the public offering on the same terms and conditions as other investors participating in the public offering.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Direct your written request to the Company’s Secretary at 15245 Shady Grove Road, Suite 470, Rockville, Maryland 20850. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Allan L. Goldstein, Ph.D.
Chairman of the Board
Rockville, Maryland
June 1, 2010

Appendix A
RegeneRx Biopharmaceuticals, Inc.
2010 Equity Incentive Plan
Adopted by the Board of Directors Effective as of &
Approved by the Stockholders:                     , 2010
Termination Date:                     , 2020
1. General.
(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.
(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
2. Administration.
(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

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(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vi) To amend the Plan in any respect the Board deems necessary or advisable. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.
(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.
(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

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(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section 13(w)(iii) below.
(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

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3. Shares Subject to the Plan.
(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed five million (5,000,000) shares. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.
(b) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.
(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be five million (5,000,000) shares of Common Stock.
(d) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of one million (1,000,000) shares of Common Stock subject to Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, Stock Appreciation Rights or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards shall not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.
(e) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

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4. Eligibility.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
5. Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

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(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:
(i) by cash, check, bank draft or money order payable to the Company;
(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v) in any other form of legal consideration that may be acceptable to the Board.
(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

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(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

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(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.
(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.
(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate immediately upon such Participant’s termination of Continuous Service, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

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(l) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
6. Provisions of Stock Awards other than Options and SARs.
(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

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(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

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(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c) Performance Awards.
(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed one million (1,000,000) shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of five hundred thousand dollars ($500,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

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(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in either event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.
(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7. Covenants of the Company.
(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

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(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
8. Miscellaneous.
(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.
9. Adjustments upon Changes in Common Stock; Other Corporate Events.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d) and 6(c)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.
(i) Stock Awards May Be Assumed, Continued or Substituted. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.
(ii) Stock Awards Not Assumed, Continued or Substituted. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction); provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which is contingent upon the effectiveness of such Corporate Transaction.
(iii) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards and the Stock Award will terminate if not exercised at or prior to the effective time of a Corporate Transaction in accordance with Section 9(c)(ii), the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise. For purposes of clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies.

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The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d) Change in Control. In the event of a Change in Control, then, as of the effective time of such Change in Control, the vesting of all outstanding Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse.
10. Termination or Suspension of the Plan.
(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
11. Effective Date of Plan.
This Plan shall become effective on the Effective Date.
12. Choice of Law.
The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13. Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Award” means a Stock Award or a Performance Cash Award.
(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d) “Board” means the Board of Directors of the Company.

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(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company in effect at the time of the termination of the Participant’s Continuous Service defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities (which includes an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission), or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this subsection (B)) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j) “Common Stock” means the common stock of the Company.
(k) “Company” means RegeneRx Biopharmaceuticals, Inc., a Delaware corporation.
(l) “Consultant” means any natural person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.
(p) “Director” means a member of the Board.
(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

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(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2010 provided this Plan is approved by the Company’s stockholders at such meeting.
(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(t) “Entity” means a corporation, partnership, limited liability company or other entity.
(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock, unless otherwise determined by the Board, shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

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(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(kk) “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) achievement of clinical trial milestones, such as patient enrollment or successful completion of the trial; (xxxiv) execution of a new licensor agreement; (xxxv) receipt of a milestone payment under a licensor agreement and (xxxvi) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board or the Committee.
(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Committee (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.
(mm) “Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

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(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(oo) “Plan” means this RegeneRx Biopharmaceuticals, Inc. 2010 Equity Incentive Plan.
(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(uu) “Securities Act” means the Securities Act of 1933, as amended.
(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

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(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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REGENERX BIOPHARMACEUTICALS, INC.
15245 SHADY GROVE RD, SUITE 470
ROCKVILLE, MD 20850
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
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VOTE BY PHONE — 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All		Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
			☐	☐	☐
1.	Election of Directors
Nominees

01	J.J. Finkelstein 02 Allan L. Goldstein 03 Joseph C. McNay 04 L. Thompson Bowles 05 Mauro Bove

The Board of Directors recommends you vote FOR the following proposal(s):							For	Against	Abstain

2	Ratify the selection by the Audit Committee of Reznick Group, P.C., as the Independent Registered Public Accounting Firm for RegeneRx Biopharmaceuticals, Inc., for the fiscal year ending December 31, 2010.						☐	☐	☐

3	Approval of the 2010 Equity Incentive Plan.						☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

PROXY
2010 Annual Meeting of Stockholders-July 14, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
REGENERX BIOPHARMACEUTICALS, INC.
The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 14, 2010 and the Proxy Statement and appoints J.J. Finkelstein and C. Neil Lyons and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of RegeneRx Biopharmaceuticals, Inc., which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2010 Annual Meeting of Stockholders to be held at the offices of Cooley LLP, One Freedom Square, 15th Floor, Reston Town Center, 11951 Freedom Drive, Reston, VA, and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side of this card.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND A VOTE FOR PROPOSAL 2 AND A VOTE FOR PROPOSAL 3. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.
Items to be voted appear on reverse side